Exhibit 99.1

News Release

Contact:
William L. Prater	Will Fisackerly
Treasurer and Chief Financial Officer	First Vice President and Director of Investor Relations
662/680-2000	662/680-2475

BancorpSouth Announces Fourth Quarter 2012 Earnings of $17.0 Million or $0.18 per Diluted Share

TUPELO, Miss., January 23, 2013/PRNewswire-FirstCall via COMTEX/ — BancorpSouth, Inc. (NYSE: BXS) today announced financial results for the quarter ended December 31, 2012.

Highlights for the fourth quarter of 2012 included:

•	The appointment of James D. Rollins III as the Company’s new Chief Executive Officer.

•	Quarterly net income of $17.0 million or $0.18 per diluted share, resulting in net income of $84.3 million, or $0.90 per diluted share, for the year.

•	Mortgage production of $549.4 million, which contributed to mortgage lending revenue of $17.2 million for the quarter.

•

Other real estate owned (“OREO”) sales of $27.9 million, which contributed to a 19.5 percent decline in OREO and a 10.3 percent reduction in total non-performing assets (“NPAs”) from the prior quarter and reductions of 40.6 percent and 32.1 percent, respectively, compared to the end of 2011.

•

Nonaccrual loans decreased $12.5 million, or 5.7 percent, from the prior quarter and $69.6 million, or 25.1 percent, from the fourth quarter of 2011. At the end of the quarter, 55.7 percent of nonaccrual loans were paying in accordance with their contractual terms.

•	Capital ratios continued to rise, with Tier 1 leverage and Total risk-based capital ratios increasing to 10.25 percent and 15.08 percent, respectively.

On November 26, 2012 the Company announced that the Board of Directors had selected James D. “Dan” Rollins III as its new Chief Executive Officer. Rollins assumed this position effective November 27, 2012, and also became a member of BancorpSouth’s Board of Directors at that

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Box 789 • Tupelo, MS 38802-0789 • (662) 680-2000
is a financial holding company.

BXS Announces Fourth Quarter Results

January 23, 2013

time. Rollins succeeded Aubrey B. Patterson, who continues to serve as Chairman of the Board. Rollins remarked, “I am both humbled by the confidence that the Board of Directors has placed in me and excited about working with a team of professionals who share a desire and commitment to move our Company forward. While I was only a part of the team for the last month of 2012, I believe that the results reported for the year are the product of a lot of hard work and effort over a number of quarters to continue to improve the Company’s credit quality and operating performance.”

The Company reported net income of $17.0 million, or $0.18 per diluted share, for the fourth quarter of 2012 compared with net income of $13.3 million, or $0.16 per diluted share, for the fourth quarter of 2011 and net income of $23.8 million, or $0.25 per diluted share, for the third quarter of 2012. The Company reported total net income for 2012 of $84.3 million, or $0.90 per diluted share, compared with $37.6 million, or $0.45 per diluted share, for 2011.

“Results for the fourth quarter reflect yet another quarter of strong mortgage production and asset quality improvement,” remarked Patterson. “Mortgage production for the quarter was $549.4 million, contributing to total mortgage lending revenue of $17.2 million. This level of production resulted in a record annual production volume of almost $2 billion for 2012. As to asset quality, we are particularly pleased with disposition efforts related to OREO. Total sales for the quarter exceeded $27 million, which represents the largest quarter of sales during the credit cycle. We made decisions during the quarter to expedite the disposition of many of the OREO properties and to more aggressively price others going forward. Some of these decisions adversely impacted current quarter earnings, but we believe they are prudent ones that will help improve profitability in future periods.”

Earnings for the quarter reflect a provision for credit losses of $6.0 million, which is a decrease from $19.3 million for the fourth quarter of 2011 and is flat compared to $6.0 million for the third quarter of 2012. Non-performing loans (“NPLs”) declined $13.8 million, or 5.6 percent, during the fourth quarter of 2012 to $233.6 million compared with $247.3 million at September 30, 2012 and declined $88.7 million, or 27.5 percent, from $322.3 million at December 31, 2011. In addition, total NPAs declined $38.7 million, or 10.3 percent, to $336.8 million compared with $375.5 million at September 30, 2012 and declined $159.3 million, or 32.1 percent, from $496.1 million at December 31, 2011. Net charge-offs declined to $10.6 million for the fourth quarter of 2012 compared with $12.8 million for the third quarter of 2012. Net charge-offs during the fourth quarter of 2012 included $6.4 million of charge-offs of loans which had been identified and reported as impaired and were reserved for in previous quarters.

Earnings for the quarter were also impacted by additional compression in the net interest margin. The fully taxable equivalent net interest margin was 3.44 percent for the fourth quarter of 2012 compared with 3.55 percent for the third quarter of 2012 and 3.69 percent for the fourth quarter of 2011. Patterson added, “As others in the industry have experienced, we continue to see pressure on the net interest margin as a result of re-pricing on the asset side of the balance sheet. Our securities portfolio continues to roll over at lower rates and loan yields are under pressure both prior to and at maturity. The importance of fee income generation and efficiency are becoming increasingly magnified as we work to navigate through this rate environment.”

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BXS Announces Fourth Quarter Results

January 23, 2013

Net Interest Revenue

Net interest revenue was $100.9 million for the fourth quarter of 2012, a decrease of 6.2 percent from $107.5 million for the fourth quarter of 2011 and a decrease of 2.4 percent from $103.4 million for the third quarter of 2012. The fully taxable equivalent net interest margin declined to 3.44 percent for the fourth quarter of 2012 from 3.69 percent for the fourth quarter of 2011 and 3.55 percent for the third quarter of 2012. Declines in the net interest margin were due primarily to continued pressure on asset yields, particularly yields on loans and leases, which declined to 4.76 percent for the fourth quarter of 2012 compared with 5.02 percent for the fourth quarter of 2011 and 4.85 percent for the third quarter of 2012.

Asset, Deposit and Loan Activity

Total assets were $13.4 billion at December 31, 2012 compared with $13.0 billion at December 31, 2011. Total deposits were $11.1 billion at December 31, 2012, an increase of 1.2 percent from $11.0 billion at December 31, 2011. Loans and leases, net of unearned income, were $8.6 billion at December 31, 2012, a decrease of 2.6 percent from $8.9 billion at December 31, 2011. The construction, acquisition, and development (“CAD”) loan portfolio, which decreased $172.6 million, or 19.0 percent, from December 31, 2011 to December 31, 2012, accounted for 74.0 percent of the decline in net loans and leases over the same time period.

The decrease in time deposits of $389.2 million, or 13.0 percent, at December 31, 2012 compared to December 31, 2011, was offset partially by significant growth in noninterest bearing demand deposits, which increased $275.4 million, or 12.1 percent, over the same period. Additionally, savings deposits increased $154.1 million, or 15.5 percent, while interest bearing demand deposits increased $92.7 million, or 2.0 percent, over the same period. As of December 31, 2012, $801.9 million of time deposits were scheduled to mature during the following two quarters at a weighted average rate of 0.73 percent.

Provision for Credit Losses and Allowance for Credit Losses

For the fourth quarter of 2012, the provision for credit losses was $6.0 million, compared with $19.3 million for the fourth quarter of 2011 and $6.0 million for the third quarter of 2012. Net charge-offs for the fourth quarter of 2012 were $10.6 million, compared with $23.8 million for the fourth quarter of 2011 and $12.8 million for the third quarter of 2012. Recoveries of previously charged-off loans were $9.2 million for the fourth quarter of 2012, compared with $2.6 million for the fourth quarter of 2011 and $6.1 million for the third quarter of 2012. Annualized net charge-offs were 0.49 percent of average loans and leases for the fourth quarter of 2012, compared with 1.06 percent for the fourth quarter of 2011 and 0.59 percent for the third quarter of 2012. Total annual net charge-offs were $58.7 million for 2012 compared with $131.9 million for 2011. Recoveries of previously charged-off loans totaled $30.7 million for 2012 compared with $10.2 million for 2011.

NPLs were $233.6 million, or 2.70 percent of net loans and leases, at December 31, 2012, compared with $322.3 million, or 3.63 percent of net loans and leases, at December 31, 2011, and $247.3 million, or 2.85 percent of net loans and leases, at September 30, 2012. The

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BXS Announces Fourth Quarter Results

January 23, 2013

allowance for credit losses was $164.5 million, or 1.90 percent of net loans and leases, at December 31, 2012 compared with $195.1 million, or 2.20 percent of net loans and leases, at December 31, 2011 and $169.0 million, or 1.95 percent of net loans and leases, at September 30, 2012.

NPLs at December 31, 2012 consisted primarily of $207.2 million of nonaccrual loans, compared with $219.7 million of nonaccrual loans at September 30, 2012. Included in the reduction of nonaccrual loans during the fourth quarter of 2012 were payments received on nonaccrual loans of $31.6 million, compared with payments received on such loans of $26.7 million during the third quarter of 2012. NPLs at December 31, 2012 also included $1.2 million of loans 90 days or more past due and still accruing, compared with $1.4 million at September 30, 2012, and included restructured loans still accruing of $25.1 million at December 31, 2012, compared with $26.1 million at September 30, 2012. Early stage past due loans, representing loans 30-89 days past due, declined to $28.2 million at December 31, 2012 from $43.8 million at September 30, 2012.

At December 31, 2012, $35.7 million of NPLs were residential CAD loans, $36.3 million were other CAD loans, $62.2 million were commercial real estate loans and $40.7 million were consumer mortgages. NPLs from all other loan types totaled $58.7 million at December 31, 2012. Included in nonaccrual loans at December 31, 2012 were $115.4 million of loans, or 55.7 percent of total nonaccrual loans, that were paying as agreed, compared with $125.0 million, or 56.9 percent, at the end of the third quarter of 2012. These loans were generally placed on nonaccrual status because the collateral values were less than the outstanding balances, and because of uncertainty as to whether the borrowers possessed adequate liquidity or would be able to generate sufficient cash flow to satisfy the debt given the short-fall in collateral values. Such loans are generally deemed to be impaired, with a specific reserve established for the difference in the balance owed and the disposition value of the collateral.

At the end of the fourth quarter, 75.6 percent of nonaccrual loans were determined to be collateral dependent, and after write-downs and specific reserves, the remaining book balance of these loans was 70.9 percent of the unpaid principal balance. At December 31, 2012, coverage of unimpaired nonaccrual loans by the nonspecified allowance for credit losses was 305 percent and coverage of unimpaired NPLs by the nonspecified allowance for credit losses was 200 percent.

OREO decreased $25.0 million to $103.2 million during the fourth quarter of 2012 from $128.2 million at September 30, 2012. This net decrease reflected $8.5 million added through foreclosure, offset by sales of OREO of $27.9 million. Write-downs in the value of existing properties were $5.5 million for the fourth quarter of 2012 compared to $6.3 million for the third quarter of 2012. Sales of OREO during the fourth quarter of 2012 resulted in a net loss of $4.2 million compared to a net loss of $0.8 million for the third quarter of 2012. At December 31, 2012, OREO was carried at 44.0 percent of the aggregate loan balances at the time of foreclosure, compared with 49.2 percent at September 30, 2012.

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BXS Announces Fourth Quarter Results

January 23, 2013

Noninterest Revenue

Noninterest revenue was $70.9 million for the fourth quarter of 2012, compared with $65.3 million for the fourth quarter of 2011 and $70.4 million for the third quarter of 2012. These results included a positive mortgage servicing rights (“MSR”) valuation adjustment of $0.2 million for the fourth quarter of 2012 compared with negative adjustments of $1.0 million for the fourth quarter of 2011 and $3.2 million for the third quarter of 2012.

Excluding the MSR valuation adjustments, net mortgage lending revenue was $17.0 million for the fourth quarter of 2012, compared with $9.9 million for the fourth quarter of 2011 and $16.8 million for the third quarter of 2012. Mortgage origination volume for the fourth quarter of 2012 was $549.4 million, compared with $389.6 million for the fourth quarter of 2011 and $607.9 million for the third quarter of 2012.

Credit and debit card fee revenue was $8.1 million for the fourth quarter of 2012, compared with $7.8 million for the fourth quarter of 2011 and $8.3 million for the third quarter of 2012. Service charge revenue was $13.9 million for the fourth quarter of 2012, compared with $17.4 million for the fourth quarter of 2011 and $14.2 million for the third quarter of 2012. Insurance commission revenue was $20.5 million for the fourth quarter of 2012, compared with $19.4 million for the fourth quarter of 2011 and $23.5 million for the third quarter of 2012. The decrease in insurance commission revenue was seasonal, as fourth quarter policy renewals are typically lower than other quarters.

Noninterest Expense

Noninterest expense for the fourth quarter of 2012 was $143.2 million, compared with $135.9 million for the fourth quarter of 2011 and $133.8 million for the third quarter of 2012. Salaries and employee benefits expense increased to $77.2 million for the fourth quarter of 2012 from $70.5 million for the fourth quarter of 2011 and $74.8 million for the third quarter of 2012. Foreclosed property expense increased to $12.0 million for the fourth quarter of 2012 from $10.8 million for the fourth quarter of 2011 and $8.8 million for the third quarter of 2012. Deposit insurance assessments were $3.1 million for the fourth quarter of 2012 compared to $5.7 million for the fourth quarter of 2011 and $4.0 million for the third quarter of 2012.

Capital Management

BancorpSouth remains a “well capitalized” financial holding company, as defined by federal regulations, with Tier 1 risk-based capital of 13.82 percent at December 31, 2012 and total risk based capital of 15.08 percent, compared with required minimum levels of 6 percent and 10 percent, respectively, for “well capitalized” classification. The Company’s equity capitalization consists of 100 percent common stock. BancorpSouth’s ratio of shareholders’ equity to assets was 10.82 percent at December 31, 2012, compared with 9.72 percent at December 31, 2011 and 10.93 percent at September 30, 2012. The ratio of tangible shareholders’ equity to tangible assets was 8.83 percent at December 31, 2012, compared with 7.67 percent at December 31, 2011 and 8.91 percent at September 30, 2012.

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BXS Announces Fourth Quarter Results

January 23, 2013

Summary

Patterson concluded, “Our fourth quarter results finalize a very successful and productive year in many aspects. During 2012, we were able to reduce NPLs by over 25 percent, OREO by over 40 percent, and total NPAs by over 30 percent. We experienced a record year in both mortgage production and mortgage lending income. In addition, we achieved growth in other fee lines of business, including a 3.7 percent increase in insurance commissions. As we enter 2013, we believe that this progress will be instrumental in helping us continue to enhance company performance despite industry headwinds.”

Rollins added, “Over the course of my first few weeks as CEO, I have had an opportunity to meet many of my teammates across several different markets. I have experienced firsthand professionals who share my desire to help our company succeed. BancorpSouth has a history of over 135 years as a well-respected organization with a strong commitment to the values of client service and community support. Our team clearly understands that the industry landscape has changed. Regulatory measures have placed pressure on NSF and card fee income and the credit cycle has resulted in declining loan balances, both of which have contributed to declines in profitability. Our team understands that growth is the real key to battling industry headwinds and to improving profitability.”

Conference Call

BancorpSouth will conduct a conference call to discuss its fourth quarter 2012 results on January 24, 2013, at 10:00 a.m. (Central Time). Investors may listen via the Internet by accessing BancorpSouth’s website at http://www.bancorpsouth.com. A replay of the conference call will be available at BancorpSouth’s website for at least two weeks following the call.

Forward-Looking Statements

Certain statements contained in this news release may not be based on historical facts and are “forward-looking statements” within the meaning of Section 27A of the Securities Act of 1933, as amended, and Section 21E of the Securities Exchange Act of 1934, as amended. These forward-looking statements may be identified by their reference to a future period or periods or by the use of forward-looking terminology such as “anticipate,” “believe,” “estimate,” “expect,” “may,” “might,” “will,” “would,” “could” or “intend.” These forward-looking statements include, without limitation, statements relating to the disposition and the aggressive pricing of certain OREO properties, credit quality and operating performance, profitability, and our use of non-GAAP financial measures.

We caution you not to place undue reliance on the forward-looking statements contained in this news release in that actual results could differ materially from those indicated in such forward-looking statements because of a variety of factors. These factors may include, but are not limited to, conditions in the financial markets and economic conditions generally, the ongoing debt crisis and the downgrade of the sovereign credit ratings for various nations, the adequacy of the Company’s provision and allowance for credit losses to cover actual credit losses, the credit risk associated with real estate construction, acquisition and development loans, losses resulting from

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BXS Announces Fourth Quarter Results

January 23, 2013

the significant amount of the Company’s other real estate owned, limitations on the Company’s ability to declare and pay dividends, the short-term and long-term impact of changes to banking capital standards on the Company’s regulatory capital and liquidity, the impact of legal or administrative proceedings, the availability of capital on favorable terms if and when needed, liquidity risk, governmental regulation, including the Dodd Frank Act, supervision of the Company’s operations, the impact of regulations on service charges on the Company’s core deposit accounts, the susceptibility of the Company’s business to local economic conditions, the soundness of other financial institutions, changes in interest rates, the impact of monetary policies and economic factors on the Company’s ability to attract deposits or make loans, volatility in capital and credit markets, reputational risk, the impact of hurricanes or other adverse weather events, any requirement that the Company write down goodwill or other intangible assets, diversification in the types of financial services the Company offers, competition with other financial services companies, risks in connection with completed or potential acquisitions, the Company’s growth strategy, interruptions or breaches in the Company’s information system security, the failure of certain third party vendors to perform, dilution caused by the Company’s issuance of any additional shares of its common stock to raise capital or acquire other banks, bank holding companies, financial holding companies and insurance agencies, the effectiveness of the Company’s internal controls, other factors generally understood to affect the financial results of financial services companies and other factors detailed from time to time in the Company’s press releases and filings with the Securities and Exchange Commission.

BancorpSouth, Inc. is a financial holding company headquartered in Tupelo, Mississippi, with $13.4 billion in assets. BancorpSouth Bank, a wholly-owned subsidiary of BancorpSouth, Inc., operates 293 commercial banking, mortgage, insurance, trust and broker/dealer locations in Alabama, Arkansas, Florida, Louisiana, Mississippi, Missouri, Tennessee and Texas, including an insurance location in Illinois.

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BXS Announces Fourth Quarter Results

January 23, 2013

BancorpSouth, Inc.

Selected Financial Data

	Three Months Ended December 31,			Twelve Months Ended December 31,
	2012		2011	2012		2011
(Dollars in thousands, except per share amounts)
Earnings Summary:
Net interest revenue	$100,861		$107,489	$414,591		$434,913
Provision for credit losses	6,000		19,250	28,000		130,081
Noninterest revenue	70,901		65,335	280,149		270,845
Noninterest expense	143,219		135,856	549,193		533,633

Income before income taxes	22,543		17,718	117,547		42,044
Income tax provision	5,563		4,415	33,252		4,475

Net income	$16,980		$13,303	$84,295		$37,569

Earnings per share: Basic	$0.18		$0.16	$0.90		$0.45

Diluted	$0.18		$0.16	$0.90		$0.45

Balance sheet data at December 31:
Total assets				$13,397,198		$12,995,851
Total earning assets				12,179,958		11,770,950
Loans and leases, net of unearned income				8,636,989		8,870,311
Allowance for credit losses				164,466		195,118
Total deposits				11,088,146		10,955,189
Common shareholders’ equity				1,449,052		1,262,912
Book value per share				15.34		15.13
Tangible book value per share				12.25		11.68

Average balance sheet data:
Total assets	$13,143,193		$13,046,779	$13,067,276		$13,280,047
Total earning assets	12,045,432		11,918,358	11,960,971		12,143,391
Loans and leases, net of unearned interest	8,635,139		8,954,229	8,719,399		9,159,431
Total deposits	10,938,246		11,017,231	10,936,694		11,251,406
Common shareholders’ equity	1,454,417		1,268,905	1,413,667		1,240,768

Non-performing assets at December 31:
Non-accrual loans and leases				$207,241		$276,798
Loans and leases 90+ days past due, still accruing				1,210		3,434
Restructured loans and leases, still accruing				25,099		42,018
Other real estate owned				103,248		173,805

Total non-performing assets				336,798		496,055
Net charge-offs as a percentage of average loans (annualized)	0.49%		1.06%	0.67%		1.44%

Performance ratios (annualized):
Return on average assets	0.51%		0.40%	0.65%		0.28%
Return on common equity	4.64%		4.16%	5.96%		3.03%
Total shareholders’ equity to total assets	10.82%		9.72%	10.82%		9.72%
Tangible shareholders’ equity to tangible assets	8.83%		7.67%	8.83%		7.67%
Net interest margin	3.44%		3.69%	3.57%		3.69%
Average shares outstanding - basic	94,440,184		83,488,102	93,760,604		83,486,296
Average shares outstanding - diluted	94,560,226		83,503,611	93,850,104		83,509,759
Cash dividends per share	$0.01		$0.01	$0.04		$0.14
Tier 1 capital	13.82	%(1)	11.77%	13.82	%(1)	11.77%
Total capital	15.08	%(1)	13.03%	15.08	%(1)	13.03%
Tier 1 leverage capital	10.25	%(1)	8.85%	10.25	%(1)	8.85%

(1)	Estimated as of earnings release date

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BXS Announces Fourth Quarter Results

January 23, 2013

BancorpSouth, Inc.

Consolidated Balance Sheets

(Unaudited)

	Dec-12	Sep-12	Jun-12	Mar-12	Dec-11
	(Dollars in thousands)
Assets
Cash and due from banks	$223,814	$176,529	$224,084	$184,441	$195,681
Interest bearing deposits with other banks	979,800	757,207	603,458	665,675	303,663
Available-for-sale securities, at fair value	2,434,032	2,483,606	2,462,831	2,573,535	2,513,518
Loans and leases	8,672,752	8,716,715	8,771,642	8,777,538	8,911,258
Less: Unearned income	35,763	36,746	39,247	39,615	40,947
Allowance for credit losses	164,466	169,019	175,847	181,777	195,118

Net loans and leases	8,472,523	8,510,950	8,556,548	8,556,146	8,675,193
Loans held for sale	129,138	129,408	108,134	110,294	83,458
Premises and equipment, net	319,456	321,068	320,419	321,720	323,383
Accrued interest receivable	44,356	48,314	47,358	50,008	51,266
Goodwill	275,173	275,173	271,297	271,297	271,297
Bank owned life insurance	231,120	203,798	202,620	202,698	200,085
Other real estate owned	103,248	128,211	143,615	167,808	173,805
Other assets	184,538	201,473	207,454	203,950	204,502

Total Assets	$13,397,198	$13,235,737	$13,147,818	$13,307,572	$12,995,851

Liabilities
Deposits:
Demand: Noninterest bearing	$2,545,169	$2,492,508	$2,312,044	$2,260,012	$2,269,799
Interest bearing	4,799,496	4,697,260	4,782,243	4,897,585	4,706,825
Savings	1,145,785	1,103,490	1,083,255	1,067,256	991,702
Other time	2,597,696	2,681,382	2,778,795	2,857,469	2,986,863

Total deposits	11,088,146	10,974,640	10,956,337	11,082,322	10,955,189
Federal funds purchased and securities sold under agreement to repurchase	414,611	377,676	361,990	401,089	373,933
Short-term Federal Home Loan Bank borrowings and other short-term borrowing	—	—	1,500	1,500	1,500
Accrued interest payable	6,140	6,759	7,161	7,652	8,644
Junior subordinated debt securities	160,312	160,312	160,312	160,312	160,312
Long-term Federal Home Loan Bank borrowings	33,500	33,500	33,500	33,500	33,500
Other liabilities	245,437	236,147	208,707	228,998	199,861

Total Liabilities	11,948,146	11,789,034	11,729,507	11,915,373	11,732,939
Shareholders’ Equity
Common stock	236,094	236,102	236,091	236,090	208,709
Capital surplus	312,190	311,271	310,388	309,426	227,567
Accumulated other comprehensive income (loss)	(8,646)	5,952	1,334	(4,136)	(2,261)
Retained earnings	909,414	893,378	870,498	850,819	828,897

Total Shareholders’ Equity	1,449,052	1,446,703	1,418,311	1,392,199	1,262,912

Total Liabilities & Shareholders’ Equity	$13,397,198	$13,235,737	$13,147,818	$13,307,572	$12,995,851

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BXS Announces Fourth Quarter Results

January 23, 2013

BancorpSouth, Inc.

Consolidated Average Balance Sheets

(Unaudited)

	Dec-12	Sep-12	Jun-12	Mar-12	Dec-11
	(Dollars in thousands)
Assets
Cash and due from banks	$164,801	$152,228	$152,907	$160,827	$151,004
Interest bearing deposits with other banks	849,710	605,270	574,624	603,714	384,231
Available-for-sale securities, at fair value	2,454,031	2,481,201	2,520,932	2,507,941	2,509,943
Federal funds sold and securities purchased under agreement to resell	—	2,717	—	274	2,174
Loans and leases	8,671,559	8,755,094	8,774,767	8,832,104	8,995,035
Less: Unearned income	36,420	38,448	39,542	40,562	40,806
Allowance for credit losses	170,081	179,283	185,209	202,158	208,005

Net loans and leases	8,465,058	8,537,363	8,550,016	8,589,384	8,746,224
Loans held for sale	106,552	118,944	77,642	61,250	67,781
Premises and equipment, net	320,439	320,234	320,731	322,641	322,544
Accrued interest receivable	43,144	44,789	45,494	47,512	49,256
Goodwill	275,173	273,867	271,297	271,297	271,297
Bank owned life insurance	208,504	203,151	202,616	200,724	198,892
Other real estate owned	119,852	134,384	155,471	170,924	164,841
Other assets	135,929	144,868	146,501	151,870	178,592

Total Assets	$13,143,193	$13,019,016	$13,018,231	$13,088,358	$13,046,779

Liabilities
Deposits:
Demand: Noninterest bearing	$2,482,168	$2,328,948	$2,248,914	$2,139,371	$2,248,904
Interest bearing	4,703,500	4,704,896	4,769,340	4,960,060	4,714,059
Savings	1,117,297	1,092,802	1,074,912	1,027,611	975,892
Other time	2,635,281	2,729,878	2,815,753	2,916,910	3,078,376

Total deposits	10,938,246	10,856,524	10,908,919	11,043,952	11,017,231
Federal funds purchased and securities sold under agreement to repurchase	401,968	388,817	374,982	358,124	430,968
Short-term Federal Home Loan Bank borrowings and other short-term borrowing	—	1,223	1,500	1,500	1,500
Accrued interest payable	7,613	8,404	8,605	9,392	10,617
Junior subordinated debt securities	160,312	160,312	160,312	160,312	160,312
Long-term Federal Home Loan Bank borrowings	33,500	33,500	33,500	33,500	33,500
Other liabilities	147,137	138,079	126,680	117,869	123,746

Total Liabilities	11,688,776	11,586,859	11,614,498	11,724,649	11,777,874
Shareholders’ Equity
Common stock	236,103	236,095	236,091	231,276	208,722
Capital surplus	311,634	310,642	309,634	294,973	227,201
Accumulated other comprehensive (loss) income	1,260	2,900	(4,020)	(2,269)	8,927
Retained earnings	905,420	882,520	862,028	839,729	824,055

Total Shareholders’ Equity	1,454,417	1,432,157	1,403,733	1,363,709	1,268,905

Total Liabilities & Shareholders’ Equity	$13,143,193	$13,019,016	$13,018,231	$13,088,358	$13,046,779

- MORE -

BXS Announces Fourth Quarter Results

January 23, 2013

BancorpSouth, Inc.

Consolidated Condensed Statements of Income

(Dollars in thousands, except per share data)

(Unaudited)

	Quarter Ended					Year To Date
	Dec-12	Sep-12	Jun-12	Mar-12	Dec-11	Dec-12	Dec-11
INTEREST REVENUE:
Loans and leases	$102,925	$105,937	$107,737	$109,012	$112,566	$425,611	$461,076
Deposits with other banks	529	399	382	401	252	1,711	701
Federal funds sold and securities purchased under agreement to resell	—	2	1	—	1	3	167
Held-to-maturity securities:
Taxable	—	—	—	—	—	—	13,080
Tax-exempt	—	—	—	—	—	—	5,638
Available-for-sale securities:
Taxable	8,729	9,329	10,188	11,162	11,781	39,408	43,989
Tax-exempt	4,083	4,109	4,210	4,256	4,158	16,658	10,983
Loans held for sale	829	974	686	544	635	3,033	2,219

Total interest revenue	117,095	120,750	123,204	125,375	129,393	486,424	537,853

INTEREST EXPENSE:
Interest bearing demand	3,588	3,889	4,185	4,449	4,737	16,111	22,646
Savings	606	686	691	714	747	2,697	3,211
Other time	8,749	9,482	10,275	11,291	13,104	39,797	61,709
Federal funds purchased and securities sold under agreement to repurchase	72	73	66	63	76	274	458
FHLB borrowings	349	364	366	367	367	1,446	3,459
Junior subordinated debt	2,869	2,875	2,879	2,879	2,871	11,502	11,451
Other	1	2	1	2	2	6	6

Total interest expense	16,234	17,371	18,463	19,765	21,904	71,833	102,940

Net interest revenue	100,861	103,379	104,741	105,610	107,489	414,591	434,913
Provision for credit losses	6,000	6,000	6,000	10,000	19,250	28,000	130,081

Net interest revenue, after provision for credit losses	94,861	97,379	98,741	95,610	88,239	386,591	304,832

NONINTEREST REVENUE:
Mortgage lending	17,188	13,549	11,040	15,142	8,928	56,919	17,069
Credit card, debit card and merchant fees	8,125	8,270	7,787	7,523	7,783	31,705	42,373
Service charges	13,875	14,189	13,697	15,116	17,412	56,877	66,670
Trust income	3,391	3,101	3,139	2,282	3,348	11,913	12,186
Security gains, net	152	39	177	74	18	442	12,127
Insurance commissions	20,502	23,519	22,964	23,153	19,416	90,138	86,918
Other	7,668	7,753	7,664	9,070	8,430	32,155	33,502

Total noninterest revenue	70,901	70,420	66,468	72,360	65,335	280,149	270,845

NONINTEREST EXPENSE:
Salaries and employee benefits	77,203	74,829	77,661	74,931	70,512	304,624	282,880
Occupancy, net of rental income	10,643	10,944	10,487	10,066	10,315	42,140	42,362
Equipment	5,309	5,083	5,124	5,333	5,108	20,849	21,707
Deposit insurance assessments	3,103	3,998	3,994	5,383	5,674	16,478	21,316
Prepayment penalty on FHLB borrowings	—	—	—	—	—	—	9,778
Other	46,961	38,934	39,240	39,967	44,247	165,102	155,590

Total noninterest expenses	143,219	133,788	136,506	135,680	135,856	549,193	533,633

Income before income taxes	22,543	34,011	28,703	32,290	17,718	117,547	42,044
Income tax expense	5,563	10,186	8,079	9,424	4,415	33,252	4,475

Net income	$16,980	$23,825	$20,624	$22,866	$13,303	$84,295	$37,569

Net income per share: Basic	$0.18	$0.25	$0.22	$0.25	$0.16	$0.90	$0.45

Diluted	$0.18	$0.25	$0.22	$0.25	$0.16	$0.90	$0.45

- MORE -

BXS Announces Fourth Quarter Results

January 23, 2013

BancorpSouth, Inc.

Selected Loan Data

(Dollars in thousands)

(Unaudited)

	Quarter Ended
	Dec-12	Sep-12	Jun-12	Mar-12	Dec-11
LOAN AND LEASE PORTFOLIO:
Commercial and industrial	$1,476,611	$1,462,719	$1,497,678	$1,441,727	$1,473,728
Real estate
Consumer mortgages	1,873,875	1,888,783	1,904,420	1,937,997	1,945,190
Home equity	486,074	492,833	496,245	501,331	514,362
Agricultural	256,196	257,733	251,975	256,683	239,487
Commercial and industrial-owner occupied	1,333,103	1,309,631	1,288,887	1,287,542	1,301,575
Construction, acquisition and development	735,808	823,692	835,022	858,110	908,362
Commercial real estate	1,748,881	1,738,516	1,748,748	1,742,001	1,754,022
Credit cards	104,884	101,405	101,085	100,527	106,281
All other	621,557	604,657	608,335	612,005	627,304

Total loans	$8,636,989	$8,679,969	$8,732,395	$8,737,923	$8,870,311

ALLOWANCE FOR CREDIT LOSSES:
Balance, beginning of period	$169,019	$175,847	$181,777	$195,118	$199,686
Loans and leases charged off:
Commercial and industrial	(2,174)	(4,334)	(1,582)	(4,272)	(1,677)
Real estate
Consumer mortgages	(3,789)	(2,299)	(2,818)	(4,216)	(2,953)
Home equity	(1,064)	(270)	(536)	(851)	(1,667)
Agricultural	(456)	(302)	(386)	(96)	(110)
Commercial and industrial-owner occupied	(1,421)	(994)	(2,732)	(3,868)	(1,136)
Construction, acquisition and development	(5,286)	(6,845)	(9,560)	(11,394)	(10,539)
Commercial real estate	(4,026)	(2,633)	(3,260)	(2,809)	(6,858)
Credit cards	(531)	(540)	(588)	(562)	(706)
All other	(977)	(731)	(438)	(758)	(794)

Total loans charged off	(19,724)	(18,948)	(21,900)	(28,826)	(26,440)

Recoveries:
Commercial and industrial	3,507	1,007	1,040	1,542	446
Real estate
Consumer mortgages	819	256	438	323	263
Home equity	66	37	78	315	43
Agricultural	10	53	53	10	76
Commercial and industrial-owner occupied	561	270	1,514	351	100
Construction, acquisition and development	1,621	2,676	1,955	2,155	971
Commercial real estate	2,208	1,443	4,504	383	340
Credit cards	144	144	121	118	168
All other	235	234	267	288	215

Total recoveries	9,171	6,120	9,970	5,485	2,622

Net charge-offs	(10,553)	(12,828)	(11,930)	(23,341)	(23,818)
Provision charged to operating expense	6,000	6,000	6,000	10,000	19,250

Balance, end of period	$164,466	$169,019	$175,847	$181,777	$195,118

Average loans for period	$8,635,139	$8,716,646	$8,735,225	$8,791,542	$8,954,229

Ratio:
Net charge-offs to average loans (annualized)	0.49%	0.59%	0.55%	1.06%	1.06%

- MORE -

BXS Announces Fourth Quarter Results

January 23, 2013

BancorpSouth, Inc.

Selected Loan Data

(Dollars in thousands)

(Unaudited)

	Quarter Ended
	Dec-12	Sep-12	Jun-12	Mar-12	Dec-11
NON-PERFORMING ASSETS
NON-PERFORMING LOANS AND LEASES:
Nonaccrual Loans and Leases
Commercial and industrial	$9,311	$8,674	$13,156	$11,025	$12,260
Real estate
Consumer mortgages	36,133	35,599	35,660	46,562	47,878
Home equity	3,497	3,471	2,995	2,687	2,036
Agricultural	7,587	7,190	8,390	4,254	4,179
Commercial and industrial-owner occupied	20,910	27,059	26,957	32,842	33,112
Construction, acquisition and development	66,635	92,351	104,283	115,649	133,110
Commercial real estate	57,656	40,514	44,359	35,715	40,616
Credit cards	415	465	364	509	594
All other	5,097	4,415	4,082	3,984	3,013

Total nonaccrual loans and leases	$207,241	$219,738	$240,246	$253,227	$276,798

Loans and Leases 90+ Days Past Due, Still Accruing:
Commercial and industrial	$414	$45	$—	$10	$12
Real estate
Consumer mortgages	512	1,027	1,141	1,314	2,974
Home equity	—	—	—	—	—
Agricultural	10	—	—	—	—
Commercial and industrial-owner occupied	19	119	—	—	—
Construction, acquisition and development	—	—	—	—	—
Commercial real estate	—	—	—	—	—
Credit cards	228	236	324	228	299
All other	27	15	167	146	149

Total loans and leases 90+ days past due, still accruing	1,210	1,442	1,632	1,698	3,434

Restructured Loans and Leases, Still Accruing	25,099	26,147	25,071	30,311	42,018

Total non-performing loans and leases	233,550	247,327	266,949	285,236	322,250

OTHER REAL ESTATE OWNED:	103,248	128,211	143,615	167,808	173,805

Total Non-performing Assets	$336,798	$375,538	$410,564	$453,044	$496,055

Additions to Nonaccrual Loans and Leases During the Quarter	$44,674	$28,918	$41,121	$40,392	$39,474

Loans and Leases 30-89 Days Past Due, Still Accruing:
Commercial and industrial	$3,080	$6,065	$3,040	$4,809	$8,065
Real estate
Consumer mortgages	13,403	14,745	14,436	10,736	15,864
Home equity	1,272	1,766	1,311	2,248	2,037
Agricultural	306	977	471	663	339
Commercial and industrial-owner occupied	3,498	4,859	2,745	3,332	2,154
Construction, acquisition and development	2,303	8,528	2,062	2,431	2,714
Commercial real estate	1,176	3,210	1,288	2,104	3,292
Credit cards	777	734	673	686	802
All other	2,422	2,861	2,544	1,983	2,280

Total Loans and Leases 30-89 days past due, still accruing	$28,237	$43,745	$28,570	$28,992	$37,547

Credit Quality Ratios:
Provision for credit losses to average loans and leases (annualized)	0.28%	0.28%	0.27%	0.45%	0.86%
Allowance for credit losses to net loans and leases	1.90%	1.95%	2.01%	2.08%	2.20%
Allowance for credit losses to non-performing assets	48.83%	45.01%	42.83%	40.12%	39.33%
Allowance for credit losses to non-performing loans and leases	70.42%	68.34%	65.87%	63.73%	60.55%
Non-performing loans and leases to net loans and leases	2.70%	2.85%	3.06%	3.26%	3.63%
Non-performing assets to net loans and leases	3.90%	4.33%	4.70%	5.18%	5.59%

- MORE -

BXS Announces Fourth Quarter Results

January 23, 2013

BancorpSouth, Inc.

Selected Loan Data

(Dollars in thousands)

(Unaudited)

	Quarter Ended
	Dec-12	Sep-12	Jun-12	Mar-12	Dec-11
REAL ESTATE CONSTRUCTION, ACQUISITION AND DEVELOPMENT (“CAD”) PORTFOLIO:
Outstanding Balance
Multi-family construction	$6,542	$4,546	$2,378	$4,683	$2,138
One-to-four family construction	177,392	189,561	182,648	159,281	169,827
Recreation and all other loans	44,840	62,888	66,033	63,407	67,235
Commercial construction	114,099	126,296	112,929	122,173	130,124
Commercial acquisition and development	161,546	177,887	182,570	191,783	197,044
Residential acquisition and development	231,389	262,514	288,464	316,783	341,994

Total outstanding balance	$735,808	$823,692	$835,022	$858,110	$908,362

Nonaccrual CAD Loans
Multi-family construction	$—	$—	$—	$—	$1,067
One-to-four family construction	10,609	14,171	15,490	11,953	14,690
Recreation and all other loans	1,160	1,166	380	386	436
Commercial construction	5,889	6,991	4,318	3,702	5,235
Commercial acquisition and development	17,337	21,408	21,741	23,464	23,968
Residential acquisition and development	31,640	48,615	62,354	76,144	87,714

Total nonaccrual CAD loans	66,635	92,351	104,283	115,649	133,110

CAD Loans 90+ Days Past Due, Still Accruing:
Multi-family construction	—	—	—	—	—
One-to-four family construction	—	—	—	—	—
Recreation and all other loans	—	—	—	—	—
Commercial construction	—	—	—	—	—
Commercial acquisition and development	—	—	—	—	—
Residential acquisition and development	—	—	—	—	—

Total CAD loans 90+ days past due, still accruing	—	—	—	—	—

Restructured CAD Loans, Still Accruing
Multi-family construction	—	—	—	—	—
One-to-four family construction	781	787	793	799	318
Recreation and all other loans	17	20	842	847	852
Commercial construction	—	—	—	977	—
Commercial acquisition and development	458	133	260	2,975	433
Residential acquisition and development	4,107	4,149	4,048	106	446

Total restructured CAD loans, still accruing	5,363	5,089	5,943	5,704	2,049

Total Non-performing CAD loans	$71,998	$97,440	$110,226	$121,353	$135,159

CAD NPL as a % of Outstanding CAD Balance
Multi-family construction	—	—	—	—	49.9%
One-to-four family construction	6.4%	7.9%	8.9%	8.0%	8.8%
Recreation and all other loans	2.6%	1.9%	1.9%	1.9%	1.9%
Commercial construction	5.2%	5.5%	3.8%	3.8%	4.0%
Commercial acquisition and development	11.0%	12.1%	12.1%	13.8%	12.4%
Residential acquisition and development	15.4%	20.1%	23.0%	24.1%	25.8%
Total CAD NPL as a % of outstanding CAD balance	9.8%	11.8%	13.2%	14.1%	14.9%

- MORE -

BXS Announces Fourth Quarter Results

January 23, 2013

BancorpSouth, Inc.

Selected Loan Data

(Dollars in thousands)

(Unaudited)

	December 31, 2012
	Pass	Special Mention	Substandard	Doubtful	Loss	Impaired	Total
LOAN PORTFOLIO BY INTERNALLY ASSIGNED GRADE:
Commercial and industrial	$1,426,498	$14,663	$29,876	$729	$—	$4,845	$1,476,611
Real estate
Consumer mortgages	1,691,682	32,840	131,141	2,907	198	15,107	1,873,875
Home equity	461,151	4,791	17,619	1,057	76	1,380	486,074
Agricultural	227,138	5,729	17,947	—	—	5,382	256,196
Commercial and industrial-owner occupied	1,202,111	31,087	82,816	369	—	16,720	1,333,103
Construction, acquisition and development	567,881	30,846	75,031	715	—	61,335	735,808
Commercial real estate	1,524,262	53,455	120,591	160	—	50,413	1,748,881
Credit cards	104,884	—	—	—	—	—	104,884
All other	600,807	8,397	10,196	601	10	1,546	621,557

Total loans	$7,806,414	$181,808	$485,217	$6,538	$284	$156,728	$8,636,989

	September 30, 2012
	Pass	Special Mention	Substandard	Doubtful	Loss	Impaired	Total
LOAN PORTFOLIO BY INTERNALLY ASSIGNED GRADE:
Commercial and industrial	$1,403,199	$10,018	$42,399	$867	$17	$6,219	$1,462,719
Real estate
Consumer mortgages	1,703,867	31,993	133,139	3,727	203	15,854	1,888,783
Home equity	467,219	4,788	17,901	1,002	285	1,638	492,833
Agricultural	232,741	4,684	14,726	20	—	5,562	257,733
Commercial and industrial-owner occupied	1,169,867	34,384	83,606	736	49	20,989	1,309,631
Construction, acquisition and development	607,759	42,128	85,349	703	—	87,753	823,692
Commercial real estate	1,517,138	45,500	138,606	70	—	37,202	1,738,516
Credit cards	101,405	—	—	—	—	—	101,405
All other	582,353	6,790	13,758	828	6	922	604,657

Total loans	$7,785,548	$180,285	$529,484	$7,953	$560	$176,139	$8,679,969

- MORE -

BXS Announces Fourth Quarter Results

January 23, 2013

BancorpSouth, Inc.

Selected Loan Data

(Dollars in thousands)

(Unaudited)

	As of
	Dec-12	Sep-12	Jun-12	Mar-12	Dec-11
Unpaid principal balance of impaired loans	$206,072	$225,581	$259,703	$266,483	$287,099
Cumulative charge-offs on impaired loans	49,344	49,442	59,326	55,371	52,176

Impaired nonaccrual loan and lease outstanding balance	156,728	176,139	200,377	211,112	234,923
Other non-accrual loans and leases not impaired	50,513	43,599	39,869	42,115	41,875

Total non-accrual loans and leases	$207,241	$219,738	$240,246	$253,227	$276,798

Allowance for impaired loans	10,541	18,205	23,939	25,546	39,708

Nonaccrual loans and leases, net of specific reserves	$196,700	$201,533	$216,307	$227,681	$237,090

Loans and leases 90+ days past due, still accruing	$1,210	$1,442	$1,632	$1,698	$3,434
Restructured loans and leases, still accruing	25,099	26,147	25,071	30,311	42,018

Total non-performing loans and leases	$233,550	$247,327	$266,949	$285,236	$322,250

Allowance for impaired loans	$10,541	$18,205	$23,939	$25,546	$39,708
Allowance for all other loans and leases	153,925	150,814	151,908	156,231	155,410

Total allowance for credit losses	$164,466	$169,019	$175,847	$181,777	$195,118

Outstanding balance of impaired loans	$156,728	$176,139	$200,377	$211,112	$234,923
Allowance for impaired loans	10,541	18,205	23,939	25,546	39,708

Net book value of impaired loans	$146,187	$157,934	$176,438	$185,566	$195,215

Net book value of impaired loans as a % of unpaid principal balance	71%	70%	68%	70%	68%
Coverage of other non-accrual loans and leases not impaired by the allowance for all other loans and leases	305%	346%	381%	371%	371%
Coverage of non-performing loans and leases not impaired by the allowance for all other loans and leases	200%	212%	228%	211%	178%

- MORE -

BXS Announces Fourth Quarter Results

January 23, 2013

BancorpSouth, Inc.

Geographical Information

(Dollars in thousands)

(Unaudited)

	December 31, 2012
	Alabama and Florida Panhandle	Arkansas*	Mississippi*	Missouri	Greater Memphis Area	Tennessee*	Texas and Louisiana	Other	Total
LOAN AND LEASE PORTFOLIO:
Commercial and industrial	$70,132	$149,418	$386,799	$35,240	$17,170	$74,300	$249,405	$494,147	$1,476,611
Real estate
Consumer mortgages	109,585	262,899	709,251	44,513	79,221	160,906	454,607	52,893	1,873,875
Home equity	60,037	38,082	164,019	22,520	64,710	73,351	62,649	706	486,074
Agricultural	7,461	79,269	68,298	3,782	11,948	13,941	66,979	4,518	256,196
Commercial and industrial-owner occupied	120,318	155,015	494,957	77,951	88,980	89,935	253,088	52,859	1,333,103
Construction, acquisition and development	92,454	68,034	217,763	35,880	77,091	93,414	141,206	9,966	735,808
Commercial real estate	208,676	331,575	353,067	189,993	104,101	98,811	392,027	70,631	1,748,881
Credit cards	—	—	—	—	—	—	—	104,884	104,884
All other	32,122	82,825	180,836	8,210	54,332	50,815	97,473	114,944	621,557

Total loans	$700,785	$1,167,117	$2,574,990	$418,089	$497,553	$655,473	$1,717,434	$905,548	$8,636,989

CAD PORTFOLIO:
Multi-family construction	$—	$—	$10	$—	$—	$4,550	$1,982	$—	$6,542
One-to-four family construction	27,048	12,189	42,948	8,040	10,051	41,461	35,184	471	177,392
Recreation and all other loans	1,520	8,726	12,654	301	3,897	3,719	14,023	—	44,840
Commercial construction	17,674	11,844	38,822	2,114	7,690	10,228	23,906	1,821	114,099
Commercial acquisition and development	15,068	17,006	51,471	9,757	25,786	14,802	26,357	1,299	161,546
Residential acquisition and development	31,144	18,270	71,858	15,668	29,667	18,654	39,753	6,375	231,389

Total CAD loans	$92,454	$68,035	$217,763	$35,880	$77,091	$93,414	$141,205	$9,966	$735,808

NON-PERFORMING LOANS AND LEASES:
Commercial and industrial	$1,734	$1,043	$552	$735	$23	$165	$2,776	$3,216	$10,244
Real estate
Consumer mortgages	3,666	5,846	10,445	592	765	3,769	7,631	7,972	40,686
Home equity	934	148	576	140	757	611	328	3	3,497
Agricultural	79	3,915	1,766	1,023	827	170	261	1	8,042
Commercial and industrial-owner occupied	6,443	4,975	10,070	—	1,700	2,974	1,857	242	28,261
Construction, acquisition and development	17,228	1,403	7,782	12,026	19,201	7,201	5,139	2,018	71,998
Commercial real estate	10,724	8,378	7,708	24,312	4,921	2,772	2,913	468	62,196
Credit cards	—	—	—	—	—	—	—	2,520	2,520
All other	428	2,240	1,438	15	671	744	558	12	6,106

Total loans	$41,236	$27,948	$40,337	$38,843	$28,865	$18,406	$21,463	$16,452	$233,550

NON-PERFORMING LOANS AND LEASES AS A PERCENTAGE OF OUTSTANDING:
Commercial and industrial	2.47%	0.70%	0.14%	2.09%	0.13%	0.22%	1.11%	0.65%	0.69%
Real estate
Consumer mortgages	3.35%	2.22%	1.47%	1.33%	0.97%	2.34%	1.68%	15.07%	2.17%
Home equity	1.56%	0.39%	0.35%	0.62%	1.17%	0.83%	0.52%	0.42%	0.72%
Agricultural	1.06%	4.94%	2.59%	27.05%	6.92%	1.22%	0.39%	0.02%	3.14%
Commercial and industrial-owner occupied	5.35%	3.21%	2.03%	—	1.91%	3.31%	0.73%	0.46%	2.12%
Construction, acquisition and development	18.63%	2.06%	3.57%	33.52%	24.91%	7.71%	3.64%	20.25%	9.78%
Commercial real estate	5.14%	2.53%	2.18%	12.80%	4.73%	2.81%	0.74%	0.66%	3.56%
Credit cards	—	—	—	—	—	—	—	2.40%	2.40%
All other	1.33%	2.70%	0.80%	0.18%	1.23%	1.46%	0.57%	0.01%	0.98%

Total loans	5.88%	2.39%	1.57%	9.29%	5.80%	2.81%	1.25%	1.82%	2.70%

*	Excludes the Greater Memphis Area.

- MORE -

BXS Announces Fourth Quarter Results

January 23, 2013

BancorpSouth, Inc.

Selected Additional Information

(Dollars in thousands)

(Unaudited)

	December 31, 2012
	Alabama and Florida Panhandle	Arkansas*	Mississippi*	Missouri	Greater Memphis Area	Tennessee*	Texas and Louisiana	Other	Total
OTHER REAL ESTATE OWNED:
Commercial and industrial	$395	$—	$106	$—	$—	$—	$—	$—	$501
Real estate	—	—	—	—	—	—	—	—	—
Consumer mortgages	1,714	173	2,220	—	961	624	760	3,665	10,117
Home equity	—	—	—	—	—	—	—	—	—
Agricultural	856	—	99	—	1,089	2,169	212	—	4,425
Commercial and industrial-owner occupied	155	146	1,602	—	2,630	66	146	—	4,745
Construction, acquisition and development	13,610	1,430	15,659	734	35,717	9,535	1,844	448	78,977
Commercial real estate	478	1,420	3	263	819	76	176	—	3,235
All other	46	16	227	92	734	12	89	32	1,248

Total loans	$17,254	$3,185	$19,916	$1,089	$41,950	$12,482	$3,227	$4,145	$103,248

	Quarter Ended
	Dec-12	Sep-12	Jun-12	Mar-12	Dec-11
OTHER REAL ESTATE OWNED:
Balance, beginning of period	$128,211	$143,615	$167,808	$173,805	$162,686
Additions to foreclosed properties
New foreclosed property	8,451	6,268	6,904	10,766	36,507
Reductions in foreclosed properties
Sales	(27,892)	(15,392)	(26,165)	(11,771)	(16,688)
Writedowns	(5,522)	(6,280)	(4,932)	(4,992)	(8,700)

Balance, end of period	$103,248	$128,211	$143,615	$167,808	$173,805

FORECLOSED PROPERTY EXPENSE
Loss on sale of other real estate owned	$4,203	$765	$2,708	$770	$711
Writedown of other real estate owned	5,522	6,280	4,932	4,992	8,700
Other foreclosed property expense	2,266	1,749	2,572	2,647	1,422

Total foreclosed property expense	$11,991	$8,794	$10,212	$8,409	$10,833

*	Excludes the Greater Memphis Area.

- MORE -

BXS Announces Fourth Quarter Results

January 23, 2013

BancorpSouth, Inc.

Noninterest Revenue and Expense

(Dollars in thousands)

(Unaudited)

	Quarter Ended
	Dec-12	Sep-12	Jun-12	Mar-12	Dec-11
NONINTEREST REVENUE:
Mortgage lending	$17,188	$13,549	$11,040	$15,142	$8,928
Credit card, debit card and merchant fees	8,125	8,270	7,787	7,523	7,783
Service charges	13,875	14,189	13,697	15,116	17,412
Trust income	3,391	3,101	3,139	2,282	3,348
Securities gains, net	152	39	177	74	18
Insurance commissions	20,502	23,519	22,964	23,153	19,416
Annuity fees	418	548	635	642	382
Brokerage commissions and fees	1,715	1,782	1,779	1,438	1,215
Bank-owned life insurance	1,899	1,750	1,812	2,613	2,007
Other miscellaneous income	3,636	3,673	3,438	4,377	4,826

Total noninterest revenue	$70,901	$70,420	$66,468	$72,360	$65,335

NONINTEREST EXPENSE:
Salaries and employee benefits	$77,203	$74,829	$77,661	$74,931	$70,512
Occupancy, net of rental income	10,643	10,944	10,487	10,066	10,315
Equipment	5,309	5,083	5,124	5,333	5,108
Deposit insurance assessments	3,103	3,998	3,994	5,383	5,674
Advertising	2,045	1,081	902	841	1,778
Foreclosed property expense	11,991	8,794	10,212	8,409	10,833
Telecommunications	2,168	2,118	2,023	2,206	2,110
Public relations	1,304	1,309	1,355	1,466	1,244
Data processing	2,714	2,312	2,444	2,764	2,398
Computer software	2,031	1,856	1,786	1,803	1,892
Amortization of intangibles	857	860	742	763	813
Legal	3,133	3,004	981	2,216	3,947
Postage and shipping	1,117	1,060	1,033	1,255	1,163
Other miscellaneous expense	19,601	16,540	17,762	18,244	18,069

Total noninterest expense	$143,219	$133,788	$136,506	$135,680	$135,856

INSURANCE COMMISSIONS:
Property and casualty commissions	$14,968	$17,704	$16,894	$14,430	$14,033
Life and health commissions	4,376	4,651	4,681	4,724	4,024
Risk management income	581	698	618	655	597
Other	577	466	771	3,344	762

Total insurance commissions	$20,502	$23,519	$22,964	$23,153	$19,416

- MORE -

BXS Announces Fourth Quarter Results

January 23, 2013

BancorpSouth, Inc.

Selected Additional Information

(Dollars in thousands)

(Unaudited)

	Quarter Ended
	Dec-12	Sep-12	Jun-12	Mar-12	Dec-11
MORTGAGE SERVICING RIGHTS:
Fair value, beginning of period	$34,562	$34,167	$35,668	$30,174	$29,159
Additions to mortgage servicing rights:
Originations of servicing assets	5,146	5,784	4,076	3,525	3,754
Changes in fair value:
Due to payoffs/paydowns	(2,005)	(2,181)	(1,737)	(1,726)	(1,745)
Due to change in valuation inputs or assumptions used in the valuation model	183	(3,206)	(3,837)	3,697	(991)
Other changes in fair value	(4)	(2)	(3)	(2)	(3)

Fair value, end of period	$37,882	$34,562	$34,167	$35,668	$30,174

MORTGAGE LENDING REVENUE:
Production revenue:
Origination	$15,131	$15,326	$13,119	$9,720	$8,308
Servicing	3,879	3,610	3,495	3,451	3,356
Payoffs/Paydowns	(2,005)	(2,181)	(1,737)	(1,726)	(1,745)

Total production revenue	17,005	16,755	14,877	11,445	9,919
Market value adjustment	183	(3,206)	(3,837)	3,697	(991)

Total mortgage lending revenue	$17,188	$13,549	$11,040	$15,142	$8,928

AVAILABLE-FOR-SALE SECURITIES, at fair value
U.S. Government agencies	$1,401,996	$1,472,747	$1,481,060	$1,578,441	$1,501,243
Government agency issued residential mortgage-back securities	366,875	338,230	360,489	385,146	404,610
Government agency issued commercial mortgage-back securities	91,445	90,306	35,895	31,647	34,599
Obligations of states and political subdivisions	565,873	574,559	577,629	568,642	563,520
Other	7,843	7,764	7,758	9,659	9,546

Total available-for-sale securities	$2,434,032	$2,483,606	$2,462,831	$2,573,535	$2,513,518

- MORE -

BXS Announces Fourth Quarter Results

January 23, 2013

BancorpSouth, Inc.

Average Balances, Interest Income and Expense,

and Average Yields and Rates

(Dollars in thousands)

(Unaudited)

	Quarter Ended December 31, 2012
(Taxable equivalent basis)	Average Balance	Interest	Yield/ Rate
ASSETS
Loans, loans held for sale, and leases net of unearned income	$8,741,691	$104,608	4.76%
Available-for-sale securities:
Taxable	1,993,245	8,840	1.76%
Tax-exempt	460,786	6,281	5.42%
Short-term investments	849,710	528	0.25%

Total interest earning assets and revenue	12,045,432	120,257	3.97%
Other assets	1,267,842
Less: allowance for credit losses	(170,081)

Total	$13,143,193

LIABILITIES AND SHAREHOLDERS’ EQUITY
Deposits:
Demand - interest bearing	$4,703,500	$3,588	0.30%
Savings	1,117,297	606	0.22%
Other time	2,635,281	8,749	1.32%
Short-term borrowings	402,024	73	0.07%
Junior subordinated debt	160,312	2,869	7.12%
Long-term debt	33,500	349	4.14%

Total interest bearing liabilities and expense	9,051,914	16,234	0.71%
Demand deposits - noninterest bearing	2,482,168
Other liabilities	154,694

Total liabilities	11,688,776
Shareholders’ equity	1,454,417

Total	$13,143,193

Net interest revenue		$104,023

Net interest margin			3.44%
Net interest rate spread			3.26%
Interest bearing liabilities to interest earning assets			75.15%
Net interest tax equivalent adjustment		$3,162

- MORE -

BXS Announces Fourth Quarter Results

January 23, 2013

BancorpSouth, Inc.

Average Balances, Interest Income and Expense,

and Average Yields and Rates

(Dollars in thousands)

(Unaudited)

	Quarter Ended September 30, 2012
(Taxable equivalent basis)	Average Balance	Interest	Yield/ Rate
ASSETS
Loans, loans held for sale, and leases net of unearned income	$8,835,590	$107,756	4.85%
Available-for-sale securities:
Taxable	2,022,294	9,439	1.86%
Tax-exempt	458,907	6,322	5.48%
Short-term investments	607,987	401	0.26%

Total interest earning assets and revenue	11,924,778	123,918	4.13%
Other assets	1,273,521
Less: allowance for credit losses	(179,283)

Total	$13,019,016

LIABILITIES AND SHAREHOLDERS’ EQUITY
Deposits:
Demand - interest bearing	$4,704,896	$3,889	0.33%
Savings	1,092,802	686	0.25%
Other time	2,729,878	9,482	1.38%
Short-term borrowings	390,100	90	0.09%
Junior subordinated debt	160,312	2,875	7.13%
Long-term debt	33,500	349	4.14%

Total interest bearing liabilities and expense	9,111,488	17,371	0.76%
Demand deposits - noninterest bearing	2,328,948
Other liabilities	146,423

Total liabilities	11,586,859
Shareholders’ equity	1,432,157

Total	$13,019,016

Net interest revenue		$106,547

Net interest margin			3.55%
Net interest rate spread			3.37%
Interest bearing liabilities to interest earning assets			76.41%
Net interest tax equivalent adjustment		$3,168

- MORE -

BXS Announces Fourth Quarter Results

January 23, 2013

BancorpSouth, Inc.

Average Balances, Interest Income and Expense,

and Average Yields and Rates

(Dollars in thousands)

(Unaudited)

	Quarter Ended June 30, 2012
(Taxable equivalent basis)	Average Balance	Interest	Yield/ Rate
ASSETS
Loans, loans held for sale, and leases net of unearned income	$8,812,867	$109,260	4.99%
Available-for-sale securities:
Taxable	2,068,725	10,298	2.00%
Tax-exempt	452,207	6,478	5.76%
Short-term investments	574,624	383	0.27%

Total interest earning assets and revenue	11,908,423	126,419	4.27%
Other assets	1,295,017
Less: allowance for credit losses	(185,209)

Total	$13,018,231

LIABILITIES AND SHAREHOLDERS’ EQUITY
Deposits:
Demand - interest bearing	$4,769,340	$4,184	0.35%
Savings	1,074,912	691	0.26%
Other time	2,815,753	10,275	1.47%
Short-term borrowings	376,545	85	0.09%
Junior subordinated debt	160,312	2,879	7.22%
Long-term debt	33,500	349	4.19%

Total interest bearing liabilities and expense	9,230,362	18,463	0.80%
Demand deposits - noninterest bearing	2,248,914
Other liabilities	135,222

Total liabilities	11,614,498
Shareholders’ equity	1,403,733

Total	$13,018,231

Net interest revenue		$107,956

Net interest margin			3.65%
Net interest rate spread			3.47%
Interest bearing liabilities to interest earning assets			77.51%
Net interest tax equivalent adjustment		$3,215

- MORE -

BXS Announces Fourth Quarter Results

January 23, 2013

BancorpSouth, Inc.

Average Balances, Interest Income and Expense,

and Average Yields and Rates

(Dollars in thousands)

(Unaudited)

	Quarter Ended March 31, 2012
(Taxable equivalent basis)	Average Balance	Interest	Yield/ Rate
ASSETS
Loans, loans held for sale, and leases net of unearned income	$8,852,792	$110,407	5.02%
Available-for-sale securities:
Taxable	2,058,859	11,272	2.20%
Tax-exempt	449,082	6,547	5.86%
Short-term investments	603,988	401	0.27%

Total interest earning assets and revenue	11,964,721	128,627	4.32%
Other assets	1,325,795
Less: allowance for credit losses	(202,158)

Total	$13,088,358

LIABILITIES AND SHAREHOLDERS’ EQUITY
Deposits:
Demand - interest bearing	$4,960,060	$4,449	0.36%
Savings	1,027,611	714	0.28%
Other time	2,916,910	11,291	1.56%
Short-term borrowings	359,690	83	0.09%
Junior subordinated debt	160,312	2,879	7.22%
Long-term debt	33,500	349	4.19%

Total interest bearing liabilities and expense	9,458,083	19,765	0.84%
Demand deposits - noninterest bearing	2,139,371
Other liabilities	127,195

Total liabilities	11,724,649
Shareholders’ equity	1,363,709

Total	$13,088,358

Net interest revenue		$108,862

Net interest margin			3.66%
Net interest rate spread			3.48%
Interest bearing liabilities to interest earning assets			79.05%
Net interest tax equivalent adjustment		$3,252

- MORE -

BXS Announces Fourth Quarter Results

January 23, 2013

BancorpSouth, Inc.

Average Balances, Interest Income and Expense,

and Average Yields and Rates

(Dollars in thousands)

(Unaudited)

	Quarter Ended December 31, 2011
(Taxable equivalent basis)	Average Balance	Interest	Yield/ Rate
ASSETS
Loans, loans held for sale, and leases net of unearned income	$9,022,010	$114,094	5.02%
Available-for-sale securities:
Taxable	2,083,983	11,891	2.26%
Tax-exempt	425,960	6,396	5.96%
Short-term investments	386,405	253	0.26%

Total interest earning assets and revenue	11,918,358	132,634	4.42%
Other assets	1,336,426
Less: allowance for credit losses	(208,005)

Total	$13,046,779

LIABILITIES AND SHAREHOLDERS’ EQUITY
Deposits:
Demand - interest bearing	$4,714,059	$4,737	0.40%
Savings	975,892	746	0.30%
Other time	3,078,376	13,104	1.69%
Short-term borrowings	432,539	95	0.09%
Junior subordinated debt	160,312	2,871	7.11%
Long-term debt	33,500	350	4.15%

Total interest bearing liabilities and expense	9,394,678	21,903	0.92%
Demand deposits - noninterest bearing	2,248,904
Other liabilities	134,292

Total liabilities	11,777,874
Shareholders’ equity	1,268,905

Total	$13,046,779

Net interest revenue		$110,731

Net interest margin			3.69%
Net interest rate spread			3.49%
Interest bearing liabilities to interest earning assets			78.83%
Net interest tax equivalent adjustment		$3,241

- MORE -

BXS Announces Fourth Quarter Results

January 23, 2013

BancorpSouth, Inc.

Reconciliation of Non-GAAP Measures

(Dollars in thousands, except per share amounts)

(Unaudited)

	December 31,		September 30,
	2012	2011	2012
Tangible assets
Total assets	$13,397,198	$12,995,851	$13,235,737
Less: Goodwill	275,173	271,297	275,173
Other identifiable intangible assets	17,329	16,613	17,932

Total tangible assets	$13,104,696	$12,707,941	$12,942,632
Tangible shareholders’ equity
Total shareholders’ equity	$1,449,052	$1,262,912	$1,446,703
Less: Goodwill	275,173	271,297	275,173
Other identifiable intangible assets	17,329	16,613	17,932

Total tangible shareholders’ equity	$1,156,550	$975,002	$1,153,598
Total shares outstanding	94,437,552	83,483,796	94,440,710
Tangible shareholders’ equity to tangible assets*	$12.25	$11.68	$12.22
Tangible book value per share**	8.83%	7.67%	8.91%

*	BancorpSouth, Inc. utilizes the ratio of tangible shareholders’ equity to tangible assets when evaluating the performance of the Company. Tangible shareholders’ equity is defined by the Company as total shareholders’ equity less goodwill and other identifiable intangible assets. Tangible assets are defined by the Company as total assets less goodwill and other identifiable intangible assets. Management believes the ratio of tangible shareholders’ equity to tangible assets is important to investors who are interested in evaluating the adequacy of the Company’s capital levels.
**	BancorpSouth, Inc. utilizes tangible book value per share when evaluating the performance of the Company. Tangible book value per share is defined by the Company as tangible shareholders’ equity divided by total common shares outstanding. Management believes that tangible book value per share is important to investors who are interested in changes from period to period in book value per share exclusive of changes in intangible assets.

-END -